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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT TO CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2004

DIVIDEND CAPITAL TRUST INC.
(Exact name of small business issuer as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	000-50724 (Commission File No.)	82-0538520 (I.R.S. Employer Identification No.)
518 17th Street, Suite 1700 Denver, CO 80202 (Address of principal executive offices)

(303) 228-2200
(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

Purchase of Bayside Distribution Center, Norcross facilities, C&L facilities and the Foothill Business Center

        We previously filed two Form 8-K's on November 8, 2004, dated November 3, 2004, and on December 8, 2004, dated December 3, 2004, with regard to the following acquisitions: i) Bayside Distribution Center located in San Francisco, California, ii) two distribution facilities located in Atlanta, Georgia (herein referred to as the "Norcross" facilities) and iii) two industrial facilities located in Fort Worth, Texas and Atlanta, Georgia (herein referred to as the "C&L" facilities). In addition, we filed a Form 8-K on December 14, 2004, dated December 9, 2004, with regard to the acquisition of Foothill Business Center located in Los Angeles, California. The aforementioned Form 8-K's were filed without the requisite financial information. Accordingly, we are filing this Form 8-K/A to include that financial information. Due to the non-related party nature of this transaction, only audited statements for the year ended December 31, 2003, are required. The Company is not aware of any material factors relating to the acquisitions, except as disclosed in the audited reports, which would cause the reported financial information not to be necessarily indicative of future operating results. Audited financial information is not being presented for C&L because these facilities were newly constructed and had no operating history in 2003. However, limited operating history for C&L is included in the requisite pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Real Estate Property Acquired:
Bayside Distribution Center:
Report of Independent Registered Public Accounting Firm	F-1
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2004 (Unaudited) and the Year Ended December 31, 2003	F-2
Notes to Statements of Revenues and Certain Expenses	F-3
Norcross Facilities:
Report of Independent Registered Public Accounting Firm	F-5
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2004 (Unaudited) and the Year Ended December 31, 2003	F-6
Notes to Statements of Revenues and Certain Expenses	F-7
Foothill Business Center:
Report of Independent Registered Public Accounting Firm	F-9
Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2004 (Unaudited) and the Year Ended December 31, 2003	F-10
Notes to Statements of Revenues and Certain Expenses	F-11
(b) Unaudited Pro Forma Financial Information:
Pro Forma Financial Information (Unaudited)	F-13
Pro Forma Consolidated Balance Sheet as of September 30, 2004 (Unaudited)	F-14
Notes to Pro Forma Consolidated Balance Sheet (Unaudited)	F-15
Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003 (Unaudited)	F-16
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-17
Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2004 (Unaudited)	F-22
Notes to Pro Forma Consolidated Statement of Operations (Unaudited)	F-23
(c) Exhibits:
None.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIVIDEND CAPITAL TRUST INC.
January 13, 2005	By:	/s/ EVAN H. ZUCKER Evan H. Zucker Chief Executive Officer

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Bayside Distribution Center ("Bayside") for the year ended December 31, 2003. This financial statement is the responsibility of Bayside's management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Bayside's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Bayside Distribution Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

December 30, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Bayside Distribution Center

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$1,234,498	$1,656,568
Other revenues	323,527	414,399

Total revenues	1,558,025	2,070,967

Certain expenses
Real estate taxes	128,067	165,694
Operating expenses	81,378	92,629
Insurance	68,160	93,481
Management fees	45,612	63,989

Total certain expenses	323,217	415,793

Excess of revenues over certain expenses	$1,234,808	$1,655,174

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Statements of Revenues and Certain Expenses
(Information for September 30, 2004 is Unaudited)

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of Bayside Distribution Center ("Bayside") for the nine months ended September 30, 2004 (unaudited) and for the year ended December 31, 2003. Bayside consists of two buildings located in Hayward, California comprising approximately 340,765 aggregate rentable square feet. As of December 31, 2003, Bayside had an occupancy percentage of 100%.

        Bayside was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on November 3, 2004 for a total cost of approximately $22.1 million (which includes an acquisition fee of $218,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company's public offering.

        The accounting records of Bayside are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Bayside.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Hayward and San Francisco, California region.

Interim Information (unaudited)

        In the opinion of management, the unaudited information as of September 30, 2004, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Bayside's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Bayside records rental revenues for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Bayside records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a (decrease) increase in rental revenue of $(3,378) and $33,868 for the nine months ended September 30, 2004, and the year ended December 31, 2003, respectively.

Note 2—Operating Leases (continued)

        Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year Ending December 31,
2004	$1,772,960
2005	1,689,854
2006	1,716,098
2007	1,488,959
2008	1,315,644
Thereafter	1,681,253

$9,664,768

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues
A	Publisher of Graphic Arts	April 2009	40%	41%
B	Linen Rentals and Envelope Manufacturer	May 2007	25%	15%
C	Biomed Holding Company	May 2009	20%	18%
D	International Corporate Relocation Company	October 2013	15%	26%

        The leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of the Norcross Facilities ("Norcross") for the year ended December 31, 2003. This financial statement is the responsibility of Norcross' management. Our responsibility is to express an opinion on the financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Norcross' revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Norcross Facilities for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

December 29, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Norcross Facilities

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$557,370	$746,616
Other revenues	84,453	117,683

Total revenues	641,823	864,299

Certain expenses
Real estate taxes	99,922	126,931
Operating expenses	43,920	79,098
Insurance	13,408	20,145
Management fees	19,064	29,209

Total certain expenses	176,314	255,383

Excess of revenues over certain expenses	$465,509	$608,916

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Statements of Revenues and Certain Expenses
(Information for September 30, 2004 is Unaudited)

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of the Norcross facilities ("Norcross") for the nine months ended September 30, 2004 (unaudited) and for the year ended December 31, 2003. Norcross consists of two buildings located in Atlanta, Georgia comprising approximately 458,426 aggregate rentable square feet. As of December 31, 2003, Norcross had an occupancy percentage of 65%, which subsequently increased to 100% through the addition of a new tenant.

        Norcross was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on November 5, 2004, for a total cost of approximately $17.7 million (which includes an acquisition fee of approximately $172,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid with proceeds from the issuance of debt and net proceeds from the Company's public offering

        The accounting records of Norcross are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Norcross.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Atlanta, Georgia region.

Interim Information (unaudited)

        In the opinion of management, the unaudited information as of September 30, 2004, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Except for the rental rebates described below, management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Norcross' revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Norcross records rental revenues for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Norcross records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase (decrease) in rental revenues of $272,191 and $(47,844) for the periods ended September 30, 2004, and December 31, 2003, respectively.

        Revenues are presented net of rental rebates of approximately $10,000 per month which will not be an obligation of the Company in future periods.

Note 2—Operating Leases (continued)

        Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year Ending December 31,
2004	$461,624
2005	1,349,767
2006	1,458,524
2007	1,502,588
2008	1,248,899
Thereafter	628,408

$6,649,810

        Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues
A	Manufacturer of Office and School Paper Supplies	December 2008	78%	40%
B	Distributor of HVAC and Home Appliances	January 2008	22%	15%
C	Sales and Installation of "Home Specialty" Products	December 2009	0%	45%

        Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Dividend Capital Trust Inc.
Denver, Colorado

        We have audited the accompanying statement of revenues and certain expenses of Foothill Business Center ("Foothill") for the year ended December 31, 2003. This financial statement is the responsibility of Foothill's management. Our responsibility is to express an opinion on this financial statement based upon our audit.

        We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in the Current Report on Form 8-K of Dividend Capital Trust Inc., as described in Note 1. The presentation is not intended to be a complete presentation of Foothill's revenues and expenses.

        In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Foothill Business Center for the year ended December 31, 2003, on the basis of accounting described in Note 1.

/s/ Ehrhardt Keefe Steiner & Hottman PC

December 30, 2004
Denver, Colorado

DIVIDEND CAPITAL TRUST INC.

Foothill Business Center

Statements of Revenues and Certain Expenses

	For the Nine Months Ended September 30, 2004	For the Year Ended December 31, 2003
	(Unaudited)
Revenues
Rental income	$1,453,014	$1,937,352
Other revenues	337,678	459,124

Total revenues	1,790,692	2,396,476

Certain expenses
Real estate taxes	169,280	223,671
Operating expenses	83,366	126,389
Insurance	29,538	38,645
Management fees	55,494	70,926

Total certain expenses	337,678	459,631

Excess of revenues over certain expenses	$1,453,014	$1,936,845

The accompanying notes are an integral part of these financial statements.

DIVIDEND CAPITAL TRUST INC.

Notes to Statements of Revenues and Certain Expenses
(Information for September 30, 2004 is Unaudited)

Note 1—Description of Business and Summary of Significant Accounting Policies

        The accompanying statements of revenues and certain expenses reflect the operations of the Foothill Business Center ("Foothill") for the nine months ended September 30, 2004 (unaudited) and for the year ended December 31, 2003. Foothill consists of three buildings located in Lake Forest, California (a submarket of Los Angeles) comprising approximately 242,573 aggregate rentable square feet. As of December 31, 2003, Foothill had an occupancy percentage of 100%.

        Foothill was acquired by Dividend Capital Trust Inc. ("the Company") from an unrelated party on December 9, 2004, for a total cost of approximately $22.4 million (which includes an acquisition fee of $221,000 paid to Dividend Capital Advisors LLC, an affiliate), which was paid using net proceeds from the Company's public offering.

        The accounting records of Foothill are maintained on the accrual basis. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of the Securities and Exchange Commission, and exclude certain expenses such as mortgage interest, depreciation and amortization, professional fees and other costs not directly related to future operations of Foothill.

        The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The results of operations can be significantly impacted by the rental market of the Lake Forest and Los Angeles, California region.

Interim Information (unaudited)

        In the opinion of management, the unaudited information as of September 30, 2004, included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the nine months ended September 30, 2004. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

        Foothill's revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Foothill records rental revenues for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Foothill records a receivable due from tenants for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in a decrease in rental revenue of $4,710 and $490 for the nine months ended September 30, 2004, and the year ended December 31, 2003, respectively.

Note 2—Operating Leases (continued)

        Future minimum lease payments due under these leases for the next five years, excluding tenant reimbursements of operating expenses, as of December 31, 2003, are as follows:

Year Ending December 31,
2004	$1,943,790
2005	1,687,728
2006	706,764
2007	68,595
2008	—
Thereafter	—

$4,406,877

        Tenant reimbursements of operating expenses are included in other revenue in the accompanying statements of revenues and certain expenses.

        The following table exhibits those tenants who accounted for greater than 10% of the rental revenues for the year ended December 31, 2003, and the corresponding percentage of the future minimum revenues above:

Tenant	Industry	Lease Expiration	Percentage of 2003 Revenues	Percentage of Future Minimum Revenues
A	Manufacturer and Distributor of Electric Medical Equipment	September 2005	13%	10%
B	Self Storage REIT	April 2006	13%	13%
C	Computer Manufacturer	September 2005	41%	32%
D	Manufacturer and Distributor of RC Cars and Car Kits	December 2006	19%	25%
E	Manufacturer of Fiber Optic Lighting Products	March 2007	14%	20%

        Certain leases above contain tenant lease renewal options for various periods under various terms that may or may not be similar to the existing leases.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Financial Information

(Unaudited)

        The following pro forma financial statements have been prepared to provide pro forma information with regards to the Bayside Distribution Center ("Bayside"), the Norcross facilities ("Norcross"), the C&L facilities ("C&L"), and the Foothill Business Center ("Foothill") which Dividend Capital Trust Inc. (the "Company") acquired from unrelated third parties during the period beginning on November 3, 2004, and ending on December 9, 2004, and for which this Form 8-K/A is being filed.

        The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of the Company as of September 30, 2004, as adjusted for the acquisition of the properties made subsequent to September 30, 2004, the issuance of the Company's common stock and the issuance of debt subsequent to September 30, 2004, as if these transactions had occurred on September 30, 2004.

        The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 2003, combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2003, (ii) the historical operations of properties acquired subsequent to December 31, 2003, (iii) the issuance of debt and (iv) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2003.

        The accompanying unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2004, combines the historical operations of the Company with (i) the incremental effect of properties acquired in 2004, (ii) the issuance of debt and (iii) the issuance of the Company's common stock, as if these transactions had occurred on January 1, 2004.

        The unaudited pro forma consolidated financial statements have been prepared by the Company's management based upon the historical financial statements of the Company and of the individually acquired properties. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements included in the Company's previous filings with the Securities and Exchange Commission.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Balance Sheet

September 30, 2004

(Unaudited)

	DCT Historical (1)	Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
Assets
Net Investment in Real Estate	$398,220,703	$335,438,279	(2)	$—		$733,658,982
Cash and cash equivalents	30,870,880	(110,577,255	)(2)	111,794,401	(3)	32,088,026
Other assets, net	151,480,240	(123,000,000	)(2)	—		28,480,240

Total Assets	$580,571,823	$101,861,024		$111,794,401		$794,227,248

Liabilities and Stockholders' Equity
Mortgage note	$84,180,455	$—		$—		$84,180,455
Line of credit	4,403,000	100,000,000	(2)	—		104,403,000
Financing obligation	17,519,809	—		—		17,519,809
Accounts payable and other liabilities	22,873,946	1,861,024	(2)	—		24,734,970

Total Liabilities	128,977,210	101,861,024		—		230,838,234
Minority Interest	1,000	—		—		1,000
Shareholders' Equity:
Common stock	451,593,613	—		111,794,401	(3)	563,388,014

Total Shareholders' Equity	451,593,613	—		111,794,401		563,388,014

Total Liabilities and Shareholders' Equity	$580,571,823	$101,861,024		$111,794,401		$794,227,248

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Balance Sheet

(Unaudited)

(1)
Reflects the historical consolidated balance sheet of the Company as of September 30, 2004. Please refer to Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2004.

(2)
Reflects the acquisition of properties that were acquired subsequent to September 30, 2004. These properties were acquired using proceeds from the issuance of debt and net proceeds from the Company's public offerings of which $123 million of such proceeds were recorded as restricted cash as of September 30, 2004, and included in other assets in the accompanying pro forma balance sheet. The total cost of these facilities, including acquisitions costs and acquisition fees paid to an affiliate, was approximately $335.4 million.

(3)
A certain amount of capital was raised through the Company's public offerings subsequent to September 30, 2004, which was used to fund the acquisition of properties subsequent to September 30, 2004. As such, the net proceeds from the shares that were sold subsequent to September 30, 2004, through December 9, 2004, the date of the latest acquisition, are included in the accompanying pro forma balance sheet. The following table reflects the calculation used to determine the net proceeds received from the Company's public offering:

Shares Sold Subsequent to September 30, 2004, through December 9, 2004	11,956,989
Gross Proceeds	$124,216,001
Less Selling Costs	(12,421,600)

Net Proceeds	$111,794,401

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

	DCT Historical (1)	2003 Acquisitions		2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$2,645,093	$8,194,285	(2)	$50,997,846	(5)	$(1,558,241	)(7)	$60,278,983
Other income	61,364	—		—		—		61,364

Total Income	2,706,457	8,194,285		50,997,846		(1,558,241)		60,340,347
EXPENSES:
Operating expenses	366,650	2,159,121	(2)	13,259,467	(5)	—		15,785,238
Depreciation & amortization	1,195,330	4,898,414	(3)	47,271,421	(6)	—		53,365,165
Interest expense	385,424	1,988,125	(4)	6,997,616	(4)	—		9,371,165
General and administrative expenses	411,948	—		—		—		411,948

Total Operating Expenses	2,359,352	9,045,660		67,528,504		—		78,933,516

NET INCOME (LOSS)	$347,105	$(851,375)		$(16,530,658)		$(1,558,241)		$(18,593,169)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	3,987,429	—		—		60,698,096	(8)	64,685,525
Diluted	4,007,429	—		—		60,698,096	(8)	64,705,525
NET INCOME (LOSS) PER COMMON SHARE	$0.09							$(0.29)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2003

(Unaudited)

(1)
Reflects the historical consolidated statement of operations of the Company for the year ended December 31, 2003. Please refer to the Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

(2)
The following table sets forth the incremental rental revenues and operating expenses of the properties acquired during 2003 for the year ended December 31, 2003, based on the historical operations of such properties for the periods prior to acquisition.

Property	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Bridgestone/Firestone Distribution Center(1)	6/9/2003	$—	$—	$—
Chickasaw Distribution Center	7/22/2003	802,031	217,995	584,036
Rancho Technology Park(1)	10/16/2003	—	—	—
Mallard Lake Distribution Center	10/29/2003	803,627	13,063	790,564
West by Northwest Business Center	10/30/2003	368,977	253,354	115,623
Park West, Pinnacle & DFW Distribution Facilities	12/15/2003	5,191,090	1,496,064	3,695,026
Plainfield Distribution Center	12/22/2003	1,028,560	178,645	849,915

Total		$8,194,285	$2,159,121	$6,035,164

(1)
The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition. As such, no rental revenues and operating expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

        The properties acquired during 2003 were acquired with the net proceeds from the Company's initial public offering, borrowings on the senior secured revolving credit facility and borrowings on mortgage indebtedness.

(3)
The following table sets forth the allocation of land and building and other costs based on the purchase price allocation for the 2003 property acquisitions. This table also reflects the estimated incremental depreciation and amortization, prior to the date of acquisition, for the 2003 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the purchase price allocation in accordance with Statement of Financial Accounting Standard No. 141, Business Combinations ("SFAS No. 141").

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Bridgestone/Firestone Distribution Center(1)	6/9/2003	$2,544,999	$21,938,672	$24,483,671	$—
Chickasaw Distribution Center	7/22/2003	1,140,561	13,779,870	14,920,431	464,957
Rancho Technology Park(1)	10/16/2003	2,789,574	7,002,354	9,791,928	—
Mallard Lake Distribution Center	10/29/2003	2,561,328	8,808,242	11,369,570	274,304
West by Northwest Business Center	10/30/2003	1,033,352	7,563,574	8,596,926	356,670
Park West Distribution Facilities	12/15/2003	3,348,000	22,893,585	26,241,585	1,050,368
Pinnacle Industrial Center	12/15/2003	1,587,762	27,838,070	29,425,832	1,523,983
DFW Trade Center	12/15/2003	980,666	10,381,628	11,362,294	688,622
Plainfield Distribution Center	12/22/2003	1,394,147	14,259,728	15,653,875	539,510

Total 2003 Acquisitions		$17,380,389	$134,465,723	$151,846,112	$4,898,414

(1)
The Bridgestone/Firestone Distribution Center and the Rancho Technology Park were vacant prior to acquisition and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations related to these acquisitions.

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2003, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$1,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$47,500
$40,500,000	Secured, non-recourse debt	Annual interest rate equal to 5.0%.	$1,940,625

2003 Acquisitions			$1,988,125

$100,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$4,750,000
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$2,865,846
$2,652,349	Premium on assumed debt		$(618,230)

2004 Acquisitions			$6,997,616

Total			$8,985,741

(5)
The following table sets forth the incremental rental revenues and operating expenses for the year ended December 31, 2003 for the properties acquired during 2004 based on their respective historical operations of such properties for the periods prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$1,777,697	$386,335	$1,391,362
Newpoint Place I	3/31/2004	1,571,163	286,356	1,284,807
Northwest and Riverport Centers	5/03/2004	1,873,127	358,068	1,515,059
BBR Properties	6/03/2004	4,749,630	1,753,700	2,995,930
Parkwest / Mid-South	6/08/2004 / 6/29/2004	5,875,881	745,450	5,130,431
Eagles Landing / South Creek	6/08/2004	2,857,319	625,757	2,231,562
Memphis TradeCenter	6/22/2004	1,086,750	499,438	587,312
Trade Pointe	9/28/2004	854,343	164,734	689,609
Interpark 70	9/30/2004	1,000,769	239,583	761,186
RN Portfolio	10/01/2004	22,311,074	6,680,384	15,630,690
Cypress	10/22/2004	1,708,351	388,855	1,319,496
Bayside Distribution Center	11/03/2004	2,070,967	415,793	1,655,174
Norcross	11/05/2004	864,299	255,383	608,916
C&L(1)	12/03/2004	—	—	—
Foothill Business Center	12/09/2004	2,396,476	459,631	1,936,845

Total		$50,997,846	$13,259,467	$37,738,379

(1)
The C&L facilities were newly constructed and completed during 2004 and therefore no depreciation or amortization expenses have been reflected in the accompanying pro forma statement of operations for the year ended December 31, 2003, related to this acquisition.

        The properties acquired in 2004 were acquired with the net proceeds raised from the Company's public offering and with the assumption of debt.

(6)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$663,169
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	628,861
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	1,445,001
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	3,824,554
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	3,412,733
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	2,426,388
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	1,112,572
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	402,880
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	785,396
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	26,811,084
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	1,058,220
Bayside Distribution Center	11/03/2004	6,874,740	15,253,898	22,128,638	905,184
Norcross	11/05/2004	2,817,450	14,891,476	17,708,926	1,140,609
C&L	12/03/2004	2,408,700	16,607,757	19,016,457	1,213,044
Foothill Business Center	12/09/2004	13,314,550	9,111,995	22,426,545	1,441,726

Total		$93,695,394	$483,699,716	$577,395,110	$47,271,421

(7)
This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(8)
For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, December 9, 2004, including the number of shares sold subsequent to December 31, 2003 (60,698,096 shares), have been outstanding since January 1, 2003.

DIVIDEND CAPITAL TRUST INC.

Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2004

(Unaudited)

	DCT Historical (1)	2004 Acquisitions		Other Pro Forma Adjustments		Pro Forma Consolidated
REVENUE:
Rental revenue	$18,023,247	$33,001,037	(2)	$(776,100	)(5)	$50,248,184
Other income	1,173,368	—		—		1,173,368

Total Income	19,196,615	33,001,037		(776,100)		51,421,552
EXPENSES:
Operating expenses	3,713,764	8,248,570	(2)	—		11,962,334
Depreciation & amortization	9,298,803	30,821,903	(3)	—		40,120,706
Interest expense	3,194,753	4,691,972	(4)	—		7,886,725
General and administrative expenses	2,208,341	—		—		2,208,341

Total Operating Expenses	18,415,661	43,762,445		—		62,178,106

NET INCOME (LOSS)	$780,954	$(10,761,408)		$(776,100)		$(10,756,554)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	30,315,854	—		34,369,671	(6)	64,685,525
Diluted	30,335,854	—		34,369,671	(6)	64,705,525
NET INCOME (LOSS) PER COMMON SHARE	$0.03					$(0.17)
Basic and diluted

The accompanying notes are an integral part of this pro forma consolidated financial statement.

DIVIDEND CAPITAL TRUST INC.

Notes to Pro Forma Consolidated Statement of Operations

For the Nine Months Ended September 30, 2004

(Unaudited)

(1)
Reflects the historical consolidated statement of operations of the Company for the nine months ended September 30, 2004. Please refer to the Dividend Capital Trust Inc.'s historical consolidated financial statements and notes thereto included in the Company's Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2004.

(2)
The following table sets forth the pro forma incremental rental revenues and operating expenses of the properties acquired during 2004 for the nine months ended September 30, 2004, based on the respective historical operations of such properties for the period prior to acquisition.

	Acquisition Date	Rental Revenues	Operating Expenses	Revenues in Excess of Expenses
Eastgate Distribution Center III	3/19/2004	$447,437	$86,824	$360,613
Newpoint Place I	3/31/2004	333,875	66,511	267,364
Northwest and Riverport Centers	5/03/2004	534,002	85,462	448,540
BBR Properties	6/03/2004	2,447,412	766,857	1,680,555
Parkwest / Mid-South	6/08/2004 / 6/29/2004	2,511,255	355,173	2,156,082
Eagles Landing / South Creek	6/08/2004	1,552,298	292,941	1,259,357
Memphis TradeCenter	6/22/2004	1,025,489	119,448	906,041
Trade Pointe III	9/28/2004	607,866	86,315	521,551
Interpark 70	9/30/2004	612,891	175,901	436,990
RN Portfolio	10/01/2004	17,253,271	5,040,835	12,212,436
Cypress	10/22/2004	1,281,266	335,094	946,172
Bayside Distribution Center	11/03/2004	1,558,025	323,217	1,234,808
Norcross	11/05/2004	641,823	176,314	465,509
C&L	12/03/2004	403,435	—	403,435
Foothill Business Center	12/09/2004	1,790,692	337,678	1,453,014

Total		$33,001,037	$8,248,570	$24,752,467

        The properties acquired in 2004 were acquired with the net proceeds raised from the Company's public offerings and the assumption of mortgage debt.

(3)
The following table sets forth the initial allocation of land and building and other costs based on the preliminary purchase price allocation for the 2004 property acquisitions. This table also reflects the estimated incremental depreciation and amortization for the 2004 property acquisitions using a 40 year life for building, a 20 year life for land improvements and the life of the related lease for tenant improvements and for other intangible assets based on the preliminary purchase price allocation in accordance with SFAS No. 141.

	Acquisition Date	Land	Building and Other Costs	Total Cost	Incremental Depreciation and Amortization
Eastgate Distribution Center III	3/19/2004	$1,445,321	$13,351,343	$14,796,664	$165,792
Newpoint Place I	3/31/2004	2,143,152	12,908,143	15,051,295	157,215
Northwest Business Center and Riverport Commerce Center	5/03/2004	1,578,100	13,236,421	14,814,521	488,283
BBR Properties	6/03/2004	2,117,679	48,668,372	50,786,051	1,618,080
Parkwest / Mid-South	6/08/2004 / 6/29/2004	8,864,800	59,077,004	67,941,804	1,490,727
Eagles Landing / South Creek	6/08/2004	5,253,300	31,245,223	36,498,523	1,059,878
Memphis TradeCenter	6/22/2004	2,335,000	22,524,076	24,859,076	528,777
Trade Pointe III	9/28/2004	1,020,000	7,239,775	8,259,775	298,852
Interpark 70	9/30/2004	1,383,117	7,566,005	8,949,122	586,898
RN Portfolio	10/01/2004	39,512,385	198,963,568	238,475,953	20,108,313
Cypress	10/22/2004	2,627,100	13,054,660	15,681,760	793,665
Bayside Distribution Center	11/03/2004	6,874,740	15,253,898	22,128,638	678,888
Norcross	11/05/2004	2,817,450	14,891,476	17,708,926	855,457
C&L	12/03/2004	2,408,700	16,607,757	19,016,457	909,783
Foothill Business Center	12/09/2004	13,314,550	9,111,995	22,426,545	1,081,295

Total		$93,695,394	$483,699,716	$577,395,110	$30,821,903

(4)
The following table sets forth the debt which has been assumed to have been outstanding as of January 1, 2004, and the incremental interest expense that has been included in the pro forma statement of operations.

Amount	Note	Interest Rate	Incremental Interest Expense
$100,000,000	Senior secured revolving credit facility	Annual interest rate at LIBOR plus 1.125% to 1.500% or prime, at the election of Dividend Capital (approximately 4.75% as of September 30, 2004).	$3,562,500
$41,758,380	Assumed, secured, non-recourse debt	Annual interest rate varying from 6.4% to 7.2%	$1,438,587
$2,652,349	Premium on assumed debt		$(309,115)

Total			$4,691,972

(5)
This amount represents the pro forma adjustment for the amortization of above and below market rents pursuant to SFAS 141.

(6)
For purposes of presenting pro forma weighted average shares outstanding, it has been assumed that the number of shares outstanding as of the date of latest acquisition, December 9, 2004, including the number of shares sold subsequent to September 30, 2004 (34,369,671 shares), have been outstanding since January 1, 2003.

QuickLinks

  Item 2.01 Completion of Acquisition or Disposition of Assets
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. Bayside Distribution Center Statements of Revenues and Certain Expenses
DIVIDEND CAPITAL TRUST INC. Notes to Statements of Revenues and Certain Expenses (Information for September 30, 2004 is Unaudited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. Norcross Facilities Statements of Revenues and Certain Expenses
DIVIDEND CAPITAL TRUST INC. Notes to Statements of Revenues and Certain Expenses (Information for September 30, 2004 is Unaudited)
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND CAPITAL TRUST INC. Foothill Business Center Statements of Revenues and Certain Expenses
DIVIDEND CAPITAL TRUST INC. Notes to Statements of Revenues and Certain Expenses (Information for September 30, 2004 is Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Financial Information (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Balance Sheet September 30, 2004 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Balance Sheet (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Statement of Operations For the Year Ended December 31, 2003 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Pro Forma Consolidated Statement of Operations For the Nine Months Ended September 30, 2004 (Unaudited)
DIVIDEND CAPITAL TRUST INC. Notes to Pro Forma Consolidated Statement of Operations For the Nine Months Ended September 30, 2004 (Unaudited)